                                                                      Exhibit 32

                               AVISTA CORPORATION
                               ------------------

                       CERTIFICATION OF CORPORATE OFFICERS

(Furnished Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section
                     906 of the Sarbanes-Oxley Act of 2002)
                     --------------------------------------

      Each of the undersigned, Gary G. Ely, Chairman of the Board, President and Chief Executive Officer of Avista Corporation (the "Company"), and Malyn K. Malquist, Senior Vice President, Chief Financial Officer and Treasurer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Company's Annual Report on Form 10-K for the year ended December 31, 2004 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended, and that the information contained therein fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 11, 2005

                                                    /s/ Gary G. Ely
                                          ----------------------------------
                                                      Gary G. Ely
                                         Chairman of the Board, President and
                                                Chief Executive Officer

                                                 /s/ Malyn K. Malquist
                                           ---------------------------------
                                                   Malyn K. Malquist
                                             Senior Vice President, Chief
                                            Financial Officer and Treasurer